UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 13, 2006

Edentify, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-26909	98-0179013
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

74 West Broad St., Suite 350, Bethlehem, Pennsylvania		18018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610.814.6830

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

In response to comments received in respect of our request for confidential treatment regarding certain information contained in our Marketing Agreement with Trilegiant, Inc. originally filed as Exhibit 10.1 to form 8-K filed on April 13, 2006 (the "Agreement"), we are amending our filing to include information that was not originally disclosed as well as the version of the Agreement attached hereto as 10.1. The Agreement itself has not been amended.

Section 1(d) of the Marketing Agreement requires that, upon receiving an acquisition offer from a competitor of Trilegiant, we are required to give Triligiant notice of the offer and the opportunity to make its own offer to acquire us within 20 days of our filing of an 8-K announcing the initial offer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edentify, Inc.

October 2, 2006	By:	Terrence DeFranco

Name: Terrence DeFranco
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Trilegiant Amended and Restated Marketing Agreement